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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005

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                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)

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           Missouri                    0-12619                  43-0985160
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

   15 Compound Drive, Hutchinson, KS                               67502
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

     On May 16, 2005, Collins Industries, Inc. (the "Company") received notice of a determination by the Nasdaq Listing Qualifications Panel (the "Panel") to
(i) deny the Company's request for an extension to June 30, 2005 within which to file the Company's Form 10-K for the fiscal year ended October 31, 2004 and Form
10-Q for the fiscal quarter ended January 31, 2005 and (ii) delist the Company's shares from The Nasdaq National Market, effective as of May 16, 2005, for the
Company's failure to satisfy the requirements of Nasdaq Marketplace Rule
4310(c)(14) for continued listing. The Panel determined that when the Company becomes current with all of its SEC periodic reports, its shares may be relisted on The Nasdaq National Market under the maintenance standards for bid price of
$1.00 rather than the new listing standards for bid price of $5.00. In the meantime, the Company anticipates that its shares will be able to be traded on the Pink Sheets.

     The Company's appeal to the Nasdaq Listing and Review Council (the "Listing
Council") dated April 26, 2005 is still pending. While the Company has not yet determined whether to request an additional appeal of the Panel's delisting determination dated May 16, 2005, the Panel's delisting determination will be included in the record for review by the Listing Council under the Company's original appeal.

     The Company issued a press release on May 17, 2005 regarding this matter. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c)   Exhibits.

     99.1  Collins Industries, Inc. Press Release dated May 17, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COLLINS INDUSTRIES, INC.

Date:  May 17, 2005
                                  By:  /s/ Donald Lynn Collins
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                                  Name:    Donald Lynn Collins
                                  Title:   President and Chief Executive Officer

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